UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2014

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 10, 2014, 3D Systems Corporation (the “Company”) issued a press release setting forth the Company’s results of operations for its third quarter and nine months ended September 30, 2014.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.  The information in this Item (and in such press release) shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) for purposes of the Securities Exchange Act of 1934, as amended nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01.  Regulation FD Disclosure.

Included in the press release mentioned above is an announcement that the Company plans to hold a conference call and webcast at 8:30 a.m., Eastern Time, on Monday, November 10, 2014, to discuss its operating results for its third quarter and nine months ended September 30, 2014.  A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The slides to be presented on the webcast are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.  The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 10, 2014.

99.2	Webcast slides dated November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 10, 2014
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated November 10, 2014
99.2	Webcast slides dated November 10, 2014